Exhibit 99.1

CECO Environmental Corp. and Met-Pro Corporation
Anticipate Closing Mergers between August 27-29, Set Merger Consideration Election Deadline

Cincinnati, OH; Harleysville, PA, August 12, 2013 – CECO Environmental Corp. (NasdaqGM: CECE) and Met-Pro Corporation (NYSE: MPR) today announced that they anticipate the closing date of the proposed merger transactions pursuant to which Met-Pro will become a wholly-owned subsidiary of CECO to occur between August 27-29, 2013. Closing is contingent upon approvals by Met-Pro’s and CECO’s respective shareholders, among other matters. Special meetings of the Met-Pro and CECO shareholders to obtain the requisite shareholder approvals have been scheduled for August 26, 2013.

In accordance with the Agreement and Plan of Merger dated as of April 21, 2013, as amended, between Met-Pro and CECO, the deadline for the submission of the election form where Met-Pro shareholders may specify the type of consideration they wish to receive in the proposed merger (which election form has been provided to Met-Pro stockholders of record as of July 19, 2013) has been set for 5:00 p.m. Eastern time on Friday, August 23, 2013, which is the date that is one business day before the Met-Pro special shareholder meeting.

Met-Pro shareholders who wish to make an election with respect to the consideration to be received in the proposed merger must deliver a properly completed election form to American Stock Transfer & Trust Company, LLC by no later than 5:00 PM Eastern time on Friday, August 23, 2013. Met-Pro shareholders who hold their shares in "street name" may have an earlier election deadline and should carefully review any materials they received from their bank, broker or other nominee to determine the election deadline applicable to them.  Likewise, Met-Pro shareholders who own their shares through Met-Pro’s 401(k) plan or through the Met-Pro Employee Stock Ownership Plan should also carefully review the materials they received to determine the election deadline and procedures applicable to them.  For questions concerning the election forms, or to obtain copies of the election forms, please contact Morrow & Co., LLC at (800) 662-5200, or metproinfo@morrowco.com.

As previously disclosed by CECO and Met-Pro, if the closing of the proposed merger transactions occurs before August 30, 2013, as is currently anticipated, then the Met-Pro quarterly dividend declared on June 5, 2013 to shareholders of record at the close of business on August 30, 2013 will not be paid to Met-Pro’s shareholders. However, in such event, CECO has agreed to set its record date for the payment of its third dividend occurring during its current fiscal year to occur on a date that is at least two business days after the closing date of the proposed merger transactions. Accordingly, if the proposed merger transactions close as is currently anticipated between August 27-29, 2013, the dividend declared by Met-Pro on June 5, 2013 will not be paid to Met-Pro’s shareholders.

Additional Information and Where to Find It

In connection with the proposed merger, Met-Pro and CECO have filed with the Securities and Exchange Commission a joint proxy statement/prospectus dated July 25, 2013, which contains important information, including detailed risk factors. This press release is not a substitute for the joint proxy statement/prospectus. Investors in Met-Pro or CECO are urged to read the joint proxy statement/prospectus and other relevant documents that have or will be filed by Met-Pro and CECO with the SEC. You may obtain free copies of the joint proxy statement/prospectus and other documents that have been or will be filed by Met-Pro and CECO with the SEC at the SECʼs website, www.sec.gov, or by directing a request to Met-Pro Corporation, P.O. Box 144, Harleysville, Pennsylvania 19438, Attention: Investor Relations; or to CECO Environmental Corp., 4625 Red Bank Road, Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations. The joint proxy statement/prospectus has been mailed to Met-Pro and CECO shareholders.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Met-Pro and CECO, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed merger transactions. Information about the directors and executive officers of Met-Pro is set forth in the joint proxy statement/prospectus dated July 25, 2013 for the special meeting of shareholders to be held on August 26, 2013 as well as in Met-Pro’s proxy statement for its 2013 annual meeting of shareholders and Met-Pro’s Form 10-K for the year ended January 31, 2013. Information about the directors and executive officers of CECO is set forth in the in the joint proxy statement/prospectus dated July 25, 2013 for the special meeting of shareholders to be held on August 26, 2013 as well as in CECO’s proxy statement for its 2013 annual meeting of shareholders and CECO’s 10-K for the year ended December 31, 2012. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading Met-Pro’s and CECO’s joint proxy statement/prospectus dated July 25, 2013.

About CECO

CECO Environmental is a leading global provider of air pollution control technology. Through its subsidiaries – Adwest Technologies, Aarding, Busch International, CECO Filters, CECO Abatement Systems, Kirk & Blum, Effox-Flextor, Fisher-Klosterman/Buell, CECO China and A.V.C. Specialists – CECO provides a wide spectrum of air quality products and services including engineered equipment, cyclones, scrubbers, dampers, diverters, RTOs, component parts and monitoring and management services. Industries served include refining, petrochemical, power, natural gas, aluminum, steel, automotive, chemical and large industrial processes. Global growth, operational excellence, margin expansion, safety leadership and employee development are CECO’s core competencies and long term objectives.  For more information on CECO Environmental, please visit www.cecoenviro.com.

Contact:
Corporate Information
Jason DeZwirek,  Chairman
Jeff Lang, Chief Executive Officer
1-800-333-5475

About Met-Pro

Met-Pro Corporation, with headquarters at 160 Cassell Road, Harleysville, Pennsylvania, is a leading niche-oriented global provider of product recovery, pollution control, fluid handling and filtration solutions. The Company’s diverse and synergistic solutions and products address the world’s growing need for clean air and water, reduced energy consumption and improved operating efficiencies. Through its global sales organization, internationally recognized brands, and operations in North America, South America, Europe and The People's Republic of China, Met-Pro’s solutions, products and systems are sold to a well-diversified cross-section of customers and markets around the world. For more information, please visit www.met-pro.com.

Contact:
Neal E. Murphy
Vice President of Finance, CFO
215-723-6751

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this news release, and other materials filed or to be filed with the Securities and Exchange Commission (as well as information included in oral or other written statements made or to be made by CECO or Met-Pro), contain statements that are forward-looking. Such statements may relate to plans for future expansion, business development activities, capital spending, financing, the effects of regulation and competition, or anticipated sales or earnings results. Such information involves risks and uncertainties that could significantly affect results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of CECO or Met-Pro. These risks and uncertainties include, but are not limited to, those relating to, the risk and uncertainties as to whether the shareholders of CECO and Met-Pro will approve the matters referred to in the joint proxy statement/prospectus; whether the transactions contemplated by the merger agreement between CECO and Met-Pro will be completed, and the likely adverse impact upon CECO’s and Met-Pro’s respective stock prices if the transactions contemplated by the merger agreement are not completed; the ability of CECO to successfully integrate the operations of Met-Pro and to realize the synergies from the acquisition; the results of CECO’s operations pending the completion of the merger transactions between it and Met-Pro, and including its ability to integrate acquisitions that CECO recently completed; the various additional risks that are identified in the joint proxy statement/prospectus dated July 25, 2013, all of which are incorporated herein by reference; the cancellation or delay of purchase orders and shipments, product development activities, goodwill impairment, computer systems implementation, dependence on existing management, the continuation of effective cost and quality control measures, retention of customers, global economic and market conditions, and changes in federal or state laws. You should carefully consider the factors discussed under “Risk Factors” in CECO’s Annual Report on Form 10-K for the year ended December 31, 2012, CECO’s Quarterly Report for the quarter ended March 31, 2013, Met-Pro’s Annual Report on Form 10-K/A for the  fiscal year ended January 31, 2013, Met-Pro’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2013, and the joint proxy statement/prospectus dated July 25, 2013, as filed with the SEC.

CECO common stock trades on the NASDAQ Global Market under the symbol CECE.

Met-Pro common shares are traded on the New York Stock Exchange under the symbol MPR.